Summary Prospectus International Equity Index Fund AUGUST 1, 2011 Class / Ticker Symbol A / SIIIX I / SIEIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.ridgeworth.com/prospectus. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective

The International Equity Index Fund (the “Fund”) seeks to provide investment results that correspond to the performance of the MSCI EAFE Index (GDP Weighted) Net Dividend (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 44 of the Fund’s prospectus and Rights of Accumulation on page 45 of the Fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)

	A Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	A Shares	I Shares
Management Fees	0.49%	0.49%
Distribution (12b-1) Fees	0.30%	None
Other Expenses	0.13%	0.17%
Acquired Fund Fees and Expenses(1)	0.11%	0.11%

Total Annual Fund Operating Expenses	1.03%	0.77%

(1)	“Acquired Fund Fees and Expenses” reflect the Fund’s pro rata share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value per share (“NAV”) and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

A Shares	$677	$888	$1,116	$1,769
I Shares	$79	$247	$429	$957

August 1, 2011	1	Summary Prospectus

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of foreign companies. The Fund may also invest in exchange-traded funds (“ETFs”).

In selecting investments for purchase and sale, Certium Asset Management LLC (“Certium” or the “Subadviser”) uses statistical analysis in an attempt to track the Index. The Subadviser chooses companies included in the Index, which is an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. Therefore, the Fund will not hold all securities included in the Index.

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Foreign securities involve special risks such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information and unfavorable political or legal developments. These risks are increased for investments in emerging markets. The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Currency Risk: Changes in foreign currency exchange rates will affect the value of what the fund owns and the price of the Fund’s shares. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Currency trends are unpredictable and currency rates may fluctuate significantly for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

Small- and Mid-Capitalization Companies Risk: Small- and mid-cap stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of large-capitalization companies. Small- and mid-capitalization companies may be newer or less established and may have limited resources, products and markets, and less liquid.

Large-Capitalization Companies Risk: Large-cap stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

Exchange-Traded Fund Risk: The risk of owning shares of an ETF generally reflects the risk of owning the underlying securities the ETF is designed to track. Liquidity in an ETF could result in more volatility than ownership of the underlying portfolio of securities. In addition, because of ETF management expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Tracking Error Risk: Because the Subadviser employs a representative sampling strategy to track the performance of the Index, the Fund’s return may not match or achieve a high degree of correlation with the return of the Index due to operating expenses, transaction costs, cash flows, regulatory requirements and operational inefficiencies.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

Summary Prospectus	2	August 1, 2011

This bar chart shows changes in the performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
24.69%	-21.58%
(6/30/09)	(12/31/08)

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2011 was 7.25%.

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended December 31, 2010)

	1 Year	5 Years	10 Years

A Shares Returns Before Taxes	2.39%	0.73%	2.20%

I Shares Returns Before Taxes	2.67%	1.00%	2.56%

I Shares Returns After Taxes on Distributions	2.40%	0.35%	2.10%

I Shares Returns After Taxes on Distributions and Sale of Fund Shares	2.52%	0.68%	2.06%

MSCI EAFE GDP Weighted Index Net Dividend (reflects no deduction for fees, expenses or taxes)	3.14%	1.31%	3.35%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Certium Asset Management LLC is the Fund’s Subadviser.

Portfolio Management

Mr. Chad Deakins, CFA, President and Chief Investment Officer of Certium, has co-managed the Fund since 2005, after managing the Fund since 1999. Mr. Matthew Welden, Director of Certium, has co-managed the Fund since 2008.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution or intermediary directly and follow its procedures for fund share transactions. The Fund offers I Shares to financial institutions and intermediaries for their own accounts or for the accounts of customers for whom they may act as fiduciary agent, investment adviser, or custodian. Please consult your financial institution or intermediary to find out about how to purchase I Shares of the Fund.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount

A Shares	$2,000
I Shares	None

Subsequent investments in A Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts at its discretion. There are no minimums for subsequent investments in I Shares.

Tax Information

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Fund’s distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

August 1, 2011	3	Summary Prospectus

RFSUM-IEI-0811